INCOME TAXES (Table)	12 Months Ended
Dec. 31, 2022
INCOME TAXES
Schedule of Income Tax
	2022	2021	2020
Income (loss) before income taxes	$(3,576,859)	$(2,419,652)	$(4,541,430)
Expected recovery at statutory tax rate	$751,140	$508,127	$953,700
Non-deductible stock-based compensation	(260,896)	(150,604)	(731,381)
Increase in valuation allowance	(490,244)	(357,523)	(222,319)
Provision for Income Taxes	$-	$-	$-